UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earlier event reported): April 9, 2006

RENTECH, INC.

(Exact name of registrant as specified in its charter)

Colorado	0-19260	84-0957421
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1331 17th Street, Suite 720 Denver, Colorado		80202-1557
(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number, including area code): (303) 298-8008

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13a-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On April 3, 2006, Rentech, Inc. (“Rentech”) filed two preliminary prospectus supplements and related base prospectuses pursuant to Rule 424(b)(5) of the Securities Act of 1933, as amended, with the Securities and Exchange Commission (“SEC”) in connection with its proposed offerings of common stock and convertible senior notes due 2013.  This current report on Form 8-K is being filed to update and supersede certain pro forma financial information included in the prospectus supplements.

Attached as Exhibit 99.1 and incorporated herein by reference is updated pro forma financial data. This data supersedes the table located under the heading “Prospectus Supplement Summary – Summary Historical and Pro Forma Combined Financial Data — Pro Forma Combined” in each of the prospectus supplements. Exhibit 99.2 which is also incorporated herein by reference updates and supersedes the section under the heading “Unaudited Condensed Pro Forma Combined Financial Statements” in each of the prospectus supplements.

The sole purpose of the updated pro forma financial information is to modify certain of the amounts reported in the columns for Royster-Clark Nitrogen, Inc. (“RCN”) and for Rentech’s and RCN’s pro forma combined statements of operations for the three months ended December 31, 2005 and for the twelve months ended September 30, 2005. No change is being made to the amounts reported in the columns for Rentech and for Pro Forma Adjustments in the unaudited condensed consolidated pro forma combined statement of operations. There is also no change being made to the unaudited condensed consolidated pro forma combined statement of operations for the twelve months ended December 31, 2005 or to the unaudited condensed consolidated pro forma combined balance sheet.

The changes solely involve the treatment of sales of RCN’s excess natural gas inventories on a gross basis instead of a net basis, as discussed in Note (3) to RCN’s audited financial statements. While this adjustment results in changes to pro forma combined net sales, cost of sales, and general and administrative expense, it results in no change to the pro forma combined operating income, net loss or earnings per share for any period presented.

The exhibits make no other change to amounts reported for RCN’s results and RCN’s and Rentech’s pro forma combined results in the prospectus supplements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description of the Exhibit

Exhibit 99.1	Pro Forma Combined table.
Exhibit 99.2	Unaudited condensed consolidated pro forma combined financial statements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENTECH, INC.

Date: April 9, 2006	By:
/s/ Geoffrey S. Flagg

Geoffrey S. Flagg
Chief Accounting Officer

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